UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

(N/A)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.	Press Release, dated July 31, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

As required by Item 12, attached hereto as Exhibit 99 is the Company’s press release, dated July 31, 2003, containing certain financial information regarding the Company for the quarter ended June 30, 2003.

Exhibit 99 includes references to the Company’s (1) operating income, (2) income from continuing operations before cumulative effect of accounting change and (3) earnings per share from continuing operations before cumulative effect of accounting change, which in each case as noted in such Exhibit, exclude the effects of restructuring amounts recorded during the applicable periods. A reconciliation of these non-GAAP financial measures to what the Company believes is the most directly comparable U.S. GAAP financial measure is provided in such Exhibit.

The Company believes these non-GAAP financial measures, provide additional perspective on the Company’s underlying business trends and provide useful information to investors by excluding amounts from the Company’s results that the Company believes are not indicative of ongoing operating results. In addition, since the Company has historically reported such non-GAAP financial measures to the investment community, the Company believes that the inclusion of such information provides consistency in its financial reporting. It also allows investors to more easily compare and evaluate the Company’s financial performance relative to prior periods and certain industry peers. Further, these non-GAAP measures are used by management for planning, forecasting and internal management goal-setting.

Adjusted EBITDA in Exhibit 99 represents earnings before interest, taxes, depreciation and amortization, excludes restructuring amounts, cumulative effect of accounting change and unremitted earnings of 50% or less owned affiliates and includes the operating results of the Hickson organics division. Other companies that use EBITDA may calculate it differently and if they do so, their figures may not be comparable to those of the Company. Adjusted EBITDA should not be used as an alternative to net income or other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America. Management believes adjusted EBITDA to be relevant and useful information as it is used by the Company as one of several metrics to measure operating performance and it is a measure to facilitate comparisons between companies that is commonly reported and widely used by analysts, investors and others. Further, adjusted EBITDA is a measure used to determine compliance with the Company’s existing credit facility and senior notes. A reconciliation of adjusted EBITDA to the U.S. GAAP financial measure that the Company believes is the most directly comparable, income from continuing operations before cumulative effect of accounting change, is provided in such Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

ARCH CHEMICALS, INC.

By:	/S/ LOUIS S. MASSIMO
Name:	Louis S. Massimo
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.	Press Release, dated July 31, 2003.

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